Revenue from Contract with Customer Revenue from Contract with Customer	12 Months Ended
Dec. 31, 2018
Revenue from Contract with Customer [Abstract]
Revenue from Contract with Customer [Text Block]
Revenue from contracts with customers
Disaggregation of revenue
Our revenue from contracts with customers, on a disaggregated basis, aligns with our reportable segment disclosures with the addition of disaggregation of net system sales per technology and per end-use.
Net system sales per technology were as follows:

Year ended December 31	Net system sales in units	Net system sales in EUR millions

2018
EUV	18	1,880.1
ArFi	86	4,806.9
ArF dry	16	274.3
KrF	78	860.1
I-line	26	98.6
Metrology & Inspection	114	339.1
Total	338	8,259.1

2017 [1]
EUV	11	1,084.2
ArFi	76	4,028.7
ArF dry	13	186.4
KrF	71	743.5
I-line	26	99.7
Metrology & Inspection	95	281.9
Total	292	6,424.4

2016 [1,2]
EUV	4	331.2
ArFi	68	3,539.6
ArF dry	7	113.4
KrF	55	552.5
I-line	20	71.2
Metrology & Inspection	55	111.0
Total	209	4,718.9

1.
As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.

2.
As of January 1, 2017, ASML presents net sales with respect to metrology and inspection systems as part of net system sales instead of net service and field option sales. The 2016 numbers have been adjusted to reflect this change in accounting policy.

Net system sales per end-use were as follows:

Year ended December 31	Net system sales in units	Net system sales in EUR millions

2018
Logic	125	3,713.7
Memory	213	4,545.4
Total	338	8,259.1

2017 [1]
Logic	145	3,456.7
Memory	147	2,967.7
Total	292	6,424.4

2016 [1,2]
Logic	141	3,212.4
Memory	68	1,506.5
Total	209	4,718.9

1.
As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.

2.
As of January 1, 2017, ASML presents net sales with respect to metrology and inspection systems as part of net system sales instead of net service and field option sales. The 2016 numbers have been adjusted to reflect this change in accounting policy.

Contract assets and liabilities
The following table provides information about the current and non-current positions of receivables, contracts assets, and contract liabilities from contracts with our customers.

Year ended December 31	2017[1]	2018
(in millions)	EUR	EUR

Accounts receivable	1,850.4	1,655.6
Finance receivables	218.5	886.2
Contract Assets	270.4	95.9
Contract liabilities	(2,152.0)	(2,953.2)
Total	187.3	(315.5)

1.
As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.

The contract assets primarily relate to our rights to a consideration for goods or services delivered but not invoiced at the reporting date. The contract assets are transferred to the receivables when invoiced. The contract liabilities primarily relate to down payments received for systems to be delivered, as well as deferred revenue from system shipments, based on the allocation of the consideration to the related performance obligations in the contract. This deferred consideration mainly consists of extended and enhanced warranties, installation and free goods or services provided as part of a volume purchase agreement.
The majority of our customer contracts contain both asset and liability positions. At the end of each reporting period, these positions are netted on a contract basis and presented as either an asset or a liability in the Consolidated Balance Sheets. Consequently, a contract balance can change between periods from a net contract asset balance to a net contract liability balance in the balance sheet.
Significant changes in the contract assets and the contract liabilities balances during the period are as follows.

Year ended December 31	2017[1]		2018
(in millions)	EUR		EUR

	Contract Assets	Contract Liabilities	Contract Assets	Contract Liabilities
Balance at beginning of the year	148.3	1,833.8	270.4	2,152.0
Transferred to receivables from contract assets from the beginning of the period	(91.6)	—	(456.2)	—
Revenues recognized during the year, to be invoiced	456.7	—	192.3	—
Revenue recognition that was included in the contract liability balance at the beginning of the period	—	(1,197.9)	—	(1,306.3)
Changes as a result of cumulative catch-up adjustments arising form changes in estimates	—	—	—	(64.4)
Remaining performance obligations for which considerations have been received	—	1,759.1	—	2,082.5
Transfer between contract assets and liabilities	(243.0)	(243.0)	89.4	89.4
Total	270.4	2,152.0	95.9	2,953.2

1.
As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.

The increase in the net contract liability to EUR 2,857.3 million as of December 31, 2018 compared to EUR 1,881.6 million as of December 31, 2017 was mainly caused by an increase in contract liabilities related to down payments on our next-generation EUV platform, High NA, and by a decrease in contract assets related to timing of invoicing. The cumulative catch-up adjustments recognized as revenues in 2018 mainly relate to changed estimates on discounts and credits related to systems sold and shipped in the previous year.
Remaining performance obligations
The vast majority of our revenues results from volume purchase agreements with our customers, which typically span 12 months to 5 years. We have a stable customer base. The volume purchase agreements mainly consist of the sale of systems and related goods and services, such as options, installations, training and extended and enhanced warranties. When revenues will be recognized is mainly dependent on when systems are shipped or installed or when service projects are performed and completed. All of which is estimated based on contract terms and communication with our customers, as well as the customer facility readiness to take delivery of our goods or services. From time to time, the volume purchase agreements may be subject to modifications, impacting the amount and timing of revenue recognition for the anticipated revenues.
At the end of the reporting period the commitments from system sales orders amount to EUR 6.2 billion and service and field option sales orders amount to EUR 0.8 billion, for which written authorizations have been accepted but no contract liability has been recorded. These amounts exclude our next-generation EUV platform, High NA, for which we currently have written authorization for four system sales orders and eight options to buy systems. The initial selling price for these High NA systems is around EUR 270 million. The vast majority of the anticipated revenues is expected to be recognized during the coming 18 months, with the exception of High NA which is targeted to start shipping end of 2021.